T. Rowe Price Cash Reserves Fund
Supplement to Prospectus Dated March 1, 2021

The fund’s Board of Directors has approved changes to the fund’s management fee. These changes will become effective on April 1, 2021.
The fund currently pays T. Rowe Price an annual
all-inclusive
management fee of 0.45% based on the fund’s average daily net assets. Effective April 1, 2021, the fund will begin paying T. Rowe Price an annual investment management fee of 0.40% based on the Fund’s average daily net assets. The management fee continues to be calculated and accrued daily and it includes investment management services and ordinary, recurring operating expenses, but does not cover interest; expenses related to borrowings, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses.
Effective April 1, 2021, the following changes will be made to the prospectus:
The fee table and expense example on page 1 will be revised as follows:
Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	a

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40	% b
Distribution and service (12b-1) fees	—
Other expenses	—
Total annual fund operating expenses	0.40	b

a	Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.
b	Restated to reflect current fees.
Example This example is intended to help you compare the cost of investing in the fund with the
cost of
investing
in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$41	$128	$224	$505
The first paragraph of the disclosure under “The Management Fee” on pages
7-8
will be revised as follows:
The fund pays the investment adviser an annual
all-inclusive
management fee of 0.40% based on the fund’s average daily net assets. The management fee is calculated and accrued daily and it includes investment management services and ordinary, recurring operating expenses, but does not cover interest; expenses related to borrowings, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses. Prior to April 1, 2021, the annual all-inclusive
management fee was 0.45% based on the fund’s average daily net assets.

The date of this supplement is March 16, 2021.

F85-041    3/16/21